EXHIBIT 23



                        Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-22045) pertaining to the Fleet Financial Group, Inc. Employee Stock Purchase Plan (the Plan) of our report dated March 7, 1995 with respect to the financial statements of the Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1994.






                                                 /s/ Ernst & Young LLP
                                                 -----------------
                                                 ERNST & YOUNG LLP



Providence, Rhode Island
March 27, 1995